SUPPLEMENTAL PENSION PLAN


                                       OF


                            BIG FOOT FINANCIAL CORP.





                        --------------------------------













                            Adopted on March 19, 2001
                           Effective on March 19, 2001

                                TABLE OF CONTENTS
                                -----------------


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1   BENEFICIARY......................................................1
SECTION 1.2   BASE SALARY......................................................1
SECTION 1.3   BOARD............................................................1
SECTION 1.4   CHANGE IN CONTROL................................................1
SECTION 1.5   CODE.............................................................3
SECTION 1.6   COMMITTEE........................................................3
SECTION 1.7   EMPLOYER.........................................................3
SECTION 1.8   ERISA............................................................3
SECTION 1.9   EXCHANGE ACT.....................................................3
SECTION 1.10  PARTICIPANT......................................................3
SECTION 1.11  PENSIONABLE COMPENSATION.........................................3
SECTION 1.12  PLAN.............................................................3
SECTION 1.13  QUALIFIED PENSION OFFSET.........................................4
SECTION 1.14  TARGET PERCENTAGE................................................4
SECTION 1.15  TERMINATION DATE.................................................4


                                   ARTICLE II

                                  PARTICIPATION

SECTION 2.1   ELIGIBILITY FOR PARTICIPATION....................................4
SECTION 2.2   COMMENCEMENT OF PARTICIPATION....................................4
SECTION 2.3   TERMINATION OF PARTICIPATION.....................................4


                                   ARTICLE III

                            BENEFITS TO PARTICIPANTS

SECTION 3.1   NORMAL BENEFIT...................................................5
SECTION 3.2   DEATH BENEFITS...................................................6
SECTION 3.3   DESIGNATION OF BENEFICIARIES.....................................6
SECTION 3.4   BENEFIT SECURITY FOLLOWING A CHANGE IN CONTROL...................6



                                       (i)

                                                                            Page
                                                                            ----

                                   ARTICLE IV

                                 ADMINISTRATION

SECTION 4.1   DUTIES OF THE COMMITTEE..........................................7
SECTION 4.2   LIABILITIES OF THE COMMITTEE.....................................7
SECTION 4.3   EXPENSES.........................................................7
SECTION 4.4   UNFUNDED CHARACTER OF PLAN.......................................8


                                         ARTICLE V

                                 AMENDMENT AND TERMINATION

SECTION 5.1   AMENDMENT AND TERMINATION........................................8
SECTION 5.2   VESTING ON TERMINATION...........................................8
SECTION 5.3   PRESERVATION OF BENEFITS ON AMENDMENT............................8
SECTION 5.4   DISTRIBUTION OF BENEFITS ON TERMINATION..........................8


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

SECTION 6.1   GOVERNING LAW....................................................9
SECTION 6.2   NO RIGHT TO CONTINUED EMPLOYMENT................................10
SECTION 6.3   CONSTRUCTION OF LANGUAGE........................................10
SECTION 6.4   NON-ALIENATION OF BENEFITS......................................10
SECTION 6.5   OPERATION AS UNFUNDED PLAN FOR HIGHLY COMPENSATED EMPLOYEES.....10
SECTION 6.6   REQUIRED REGULATORY PROVISIONS..................................10


                                    (ii)

                            SUPPLEMENTAL PENSION PLAN
                                       OF
                            BIG FOOT FINANCIAL CORP.


                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------


          The following special definitions shall apply for purposes of the Plan, unless a different meaning is clearly indicated by the context:

          SECTION 1.1 BENEFICIARY means any person, other than a Participant, who is determined to be entitled to benefits under the terms of the Plan.

          SECTION 1.2 BASE SALARY means, for any Participant for any period, the amount of base compensation actually paid to such person during such period by all Employers, not taking into account any overtime payments, bonuses, incentive compensation, compensation arising from the exercise of stock options or the award or vesting of restricted stock, or other special payments. A Participant's base compensation for any period shall be determined without regard to deductions made on a before-tax or after-tax basis for contributions by the Participant to benefit plans pursuant to sections 401(k), 401(m), 125, 132(f), 403, 408 or 457 of the Code.

          SECTION 1.3 BOARD means the Board of Directors of Big Foot Financial Corp.

          SECTION 1.4 CHANGE IN CONTROL means the occurrence of any of the following events:

          (a) approval by the stockholders of Big Foot Financial Corp. of a transaction that would result in the reorganization, merger or consolidation of Big Foot Financial Corp. with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Big Foot Financial Corp.; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Big Foot Financial Corp.;

          (b) the acquisition of all or substantially all of the assets of Big Foot Financial Corp. or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of Big Foot Financial Corp. entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Big Foot Financial Corp. of any transaction which would result in such an acquisition;

          (c) a complete liquidation or dissolution of Big Foot Financial Corp., or approval by the stockholders of Big Foot Financial Corp. of a plan for such liquidation or dissolution;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Big Foot Financial Corp. do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of Big Foot Financial Corp. on March 31, 2001; or

               (ii) individuals who first became members of the Board of Directors of Big Foot Financial Corp. after March 31, 2001 either:

                    (A) upon election to serve as a member of the Board of
               Directors of Big Foot Financial Corp. by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the stockholders of such board to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first nomination;

          PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of Big Foot Financial Corp.; or

          (e) any event which would be described in section 1.4(a), (b), (c) or
     (d) if the term "Fairfield Savings Bank, F.S.B." were substituted for the term "Big Foot Financial Corp." therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Big Foot Financial Corp., Fairfield Savings Bank, F.S.B., or a subsidiary of either of them, by Big Foot Financial Corp., Fairfield Savings Bank, F.S.B., or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 1.4, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          SECTION 1.5 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any prior law or succeeding law).

          SECTION 1.6 COMMITTEE means the Management Salary Committee of the Employer, or such other person, committee or other entity as shall be designated by or on behalf of the Board to perform the duties set forth in Article IV.

          SECTION 1.7 EMPLOYER means Big Foot Financial Corp. and any other business entity that is a member of a controlled group of corporations (within the meaning of section 414(b) of the Code) or a group of trades or businesses under common control (within the meaning of section 414(c) of the Code) of which Big Foot Financial Corp. is a member and which, with the approval of the Board of Directors of Big Foot Financial Corp. and subject to such terms and conditions as the Board of Directors of Big Foot Financial Corp. may attach to such approval, shall adopt this Plan.

          SECTION 1.8 ERISA means the Employee Retirement Income Security Act of l974, as amended from time to time (including the corresponding provisions of any succeeding law).

          SECTION 1.9 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time (including the corresponding provisions of any succeeding law).

          SECTION 1.10 PARTICIPANT means any person who is participating in the Plan in accordance with its terms.

          SECTION 1.11 PENSIONABLE COMPENSATION means, with respect to any Participant as of any date, 20% of the aggregate Base Salary paid to such Participant during any period of sixty (60) consecutive calendar months for which such aggregate is highest. If the entire period during which a Participant has been paid Base Salary by any Employer is less than sixty (60) months, Pensionable Compensation shall mean the average annualized Base Salary actually paid to the Participant during such entire period.

          SECTION 1.12 PLAN means the Supplemental Pension Plan of Big Foot Financial Corp., as amended from time to time (including the corresponding provisions of any successor plan).


          SECTION 1.13 QUALIFIED PENSION OFFSET means, with respect to any Participant as of any date, the Participant's aggregate vested, accrued benefit under any and all tax-qualified defined benefit pension plans then or at any previous time maintained by any Employer, expressed in the form of a single life annuity payable commencing at the later of age 55 or the Participant's attained age as of the Termination Date.

          SECTION 1.14 TARGET PERCENTAGE means the percentage of Pensionable Compensation established for each Participant and specified in Appendix A to the Plan.

          SECTION 1.15 TERMINATION DATE means the date on which a Participant's employment as a common law employee with all Employers ceases.


                                   ARTICLE II
                                   ----------

                                  PARTICIPATION
                                  -------------


          SECTION 2.1 ELIGIBILITY FOR PARTICIPATION.

          Only eligible employees may be or become Participants. An employee shall become an eligible employee if he is specifically designated a Participant by resolution of the board of directors of the Employer and is assigned a Target Percentage by similar resolution.


          SECTION 2.2 COMMENCEMENT OF PARTICIPATION.

          An employee shall become a Participant on the date when he first becomes an eligible employee.

          SECTION 2.3 TERMINATION OF PARTICIPATION.

          Participation in the Plan shall cease upon payment in full of the benefits due to a Participant under the Plan.


                                   ARTICLE III
                                   -----------

                            BENEFITS TO PARTICIPANTS
                            ------------------------


          SECTION 3.1 NORMAL BENEFIT.

          (a) Each Participant in the Plan shall be entitled to a supplemental retirement benefit, when expressed in the form of a single life annuity commencing on the first day of the month following the Participant's Termination Date, (or, if later, the Participant's attainment of age 55) in an annual amount equal to the excess of (i) the product of (A) the Participant's Target Percentage multiplied by (B) the Participant's Pensionable Compensation computed as of the Termination Date, over (ii) the Participant's Qualified Pension Offset computed as of the Termination Date.

          (b) The supplemental retirement benefit provided for in section 3.1(a) shall be paid in monthly installments, each equal to one-twelfth of the annual amount, the first such installment to be due and payable on the first day of the calendar month following the Participant's

Termination Date (or, if later, the Participant's 55th birthday) and the last such installment to be the installment due for the month in which the Participant's death occurs; PROVIDED, HOWEVER, that the Participant may elect, by written notice to the Employer given no later than ten (10) days after the Termination Date, to receive a single lump sum payment in full settlement of the benefits due to him under the Plan. Any such lump sum payment shall be made within ten (10) business days after the Employer's receipt of such written notice and shall be in the amount equal to 90% of the amount determined under the following formula:


                                        [n - 1]          AP / 12
LSP     =       (AP / 12)     +      E           ( ---------------------- )
                                        1                        [n - 1]
                                                   [1 +( I / 12)]


where "LSP" is the amount of the lump sum payment; "AP" is the annual amount of the supplemental retirement benefit computed under section 3.1(a); "I" is the annual bond-equivalent yield on the Termination Date for United States Treasury securities with a constant maturity of 30 years, as published by the Board of Governors of the Federal Reserve System in its daily H-15 Statistical Release; and "n" is the Participant's life expectancy in months (rounded to the nearest whole month) based on his age as of his last birthday prior to the Termination Date determined with reference to Table V in section 1.72-9 of the Income Tax Regulations as in effect on the Termination Date.

          (c) A Participant who has elected to have his benefits under any tax-qualified defined benefit pension plan maintained by an Employer paid in a form other than a single life annuity may elect, by written notice to the Employer, given within ten (10) days after his Termination Date, that his benefits under this Plan be paid at the same time and in the same form of payment as his benefits are actually paid under such tax-qualified plan. In such event, the periodic benefit amount payable under this Plan shall bear the same relationship to the annual benefit amount computed under section 3.1(a) as the periodic benefit amount payable under the tax-qualified plan bears to the Participant's Qualified Pension Offset.

          SECTION 3.2 DEATH BENEFITS.

          In the event of the Participant's death prior to or within six (6) months after his Termination Date, the Employer shall pay to the Participant's Beneficiary (or, if the Participant has not designated a Beneficiary, to his estate), a lump sum payment in an amount equal to the excess of (a) the amount that would have been payable to the Participant under section 3.1(b) if the Participant had elected to receive a lump sum payment in full settlement of the Participant's benefits under the Plan, over (b) the amount of any payments actually made to the Participant prior to his death, PROVIDED, HOWEVER, that if the Participant has elected an optional form of payment pursuant to section 3.1(c) that provides benefits for a Beneficiary following the Participant's death, the survivor benefits due under the optional form of payment shall be paid in lieu of the lump sum payment described herein.


          SECTION 3.3 DESIGNATION OF BENEFICIARIES.

          Any Participant entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such Participant shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Committee. Such designation, and any change or revocation thereof, shall be effective only if received by the Committee prior to such Participant's death and shall become irrevocable upon the Participant's death (or, if earlier and the Participant has elected a form of payment under which payments continue for the life of the designated Beneficiary, the date on which the first payment of the Participant's supplemental pension is made). If a Participant entitled to a benefit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the Participant who made the Beneficiary designation shall be deemed to have survived such Beneficiary. If no Beneficiary survives the Participant entitled to the benefit under the Plan or if no Beneficiary has been designated by such Participant, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.


          SECTION 3.4 BENEFIT SECURITY FOLLOWING A CHANGE IN CONTROL.

          Upon the occurrence of a Change in Control, the Employer shall deposit in a grantor trust meeting the requirements of Revenue Procedure 92-64 (or comparable succeeding administrative guidance) assets with a fair market value at least equal to the aggregate amount of the lump sum payments that would be due to all Participants and Beneficiaries under sections 5.4 of the Plan were terminated on the effective date of the Change in Control as of the date of the Change in Control. At least annually thereafter, the aggregate amount of the lump sum payments that would be due to all Participants and Beneficiaries if the Plan were terminated shall be recomputed; if such aggregate amount exceeds the fair market value of the assets then held in the trust, the Employers shall deposit in the trust additional assets having a fair market value at least equal to such excess, and if such aggregate amount is less than 80% of the fair market value of the assets then held in the trust, the Employers shall have the right to withdraw assets from the trust but only to the extent that the ratio of the aggregate amount of the lump sum payments that would be due to all Participants and Beneficiaries if the Plan then terminated to the fair market value of the assets then held in the trust is not increased to more than 80%. The calculations contemplated hereby shall be performed at the Employers' expense by a legal, accounting or actuarial firm selected by the trustee of the trust and reasonably satisfactory to Big Foot Financial Corp. and shall be conclusive on all parties in the absence of manifest error.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------


          SECTION 4.1 DUTIES OF THE COMMITTEE.

          The Committee shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Committee pursuant to this section 4.1 shall be conclusive and binding upon the Employers, Participants, Beneficiaries, and other interested parties.

          SECTION 4.2 LIABILITIES OF THE COMMITTEE.

          Neither the Committee nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participant or Beneficiary in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Employers.

          SECTION 4.3 EXPENSES.

          Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Employers. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

          SECTION 4.4 UNFUNDED CHARACTER OF PLAN.

          The Plan shall be unfunded. Except as provided in section 3.3, neither the Employers nor the Committee nor its individual members shall be required to segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Employers to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Employers. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Employers.


                                    ARTICLE V
                                    ---------

                            AMENDMENT AND TERMINATION
                            -------------------------

          SECTION 5.1 AMENDMENT AND TERMINATION.

          Subject to the provisions of sections 5.2 and 5.3, the Board shall have the right to amend or terminate the Plan, in whole or in part, by resolution of its members duly adopted.

          SECTION 5.2 VESTING ON TERMINATION.

          In the event of a termination or partial termination of the Plan, the rights of all affected parties, if any, to benefits accrued to the date of such termination or partial termination, shall become nonforfeitable to the same extent that such rights would be nonforfeitable if such benefits were provided under a tax-qualified retirement plan subject to the vesting standards established under section 411 of the Code.

          SECTION 5.3 PRESERVATION OF BENEFITS ON AMENDMENT.

          No amendment of this Plan shall reduce the vested and accrued benefits, if any, of a Participant under this Plan. A Participant's vested and accrued benefit under this Plan as of any date shall be the amount provided under section 3.1(a) as determined on such date, as if such date were the Participant's Termination Date.

          SECTION 5.4 DISTRIBUTION OF BENEFITS ON TERMINATION.

          In the event of a termination the Plan, the Employers shall pay to affected Participants and Beneficiaries a lump sum payment in an amount determined under the following formula:


                                 [n - 1]          AP / 12
LSP    =    (AP / 12)   +    E            ( --------------------- )
                                  1                       [n - 1]
                                            [1 +( I / 12)]


                               PLUS


                      [m - n - 1]               BP / 12
(BP / 12)   +   E                    ( ------------------------- )
                      1                              [m - n  - 1]
                                       [1 +( I / 12)]

-------------------------------------------------------------------
                                      n
                         [1+ (I / 12)]




where "LSP" is the amount of the lump sum payment; "AP" is the annual amount of the supplemental retirement benefit computed sunder section 3.1 (a) (or, if the benefit is in pay status, the annual amount actually being paid); "I" is the annual bond-equivalent yield on the Termination Date for United States Treasury securities with a constant maturity of 30 years, as published by the Board of Governors of the Federal Reserve System in its daily H-15 Statistical Release; and "n" is the Participant's life expectancy in months (rounded to the nearest whole month) based on his age as of his last birthday prior to the date of the Plan termination determined with reference to Table V in section 1.72-9 of the Income Tax Regulations on the Plan termination date; "BP" is the annual amount of the supplemental retirement benefit payable to the Participant's Beneficiary following his death; and "m" is the joint life and last survivor expectancy of the Participant and his Beneficiary in months (rounded to the nearest whole month) based on their ages as of their last birthdays preceding the date of the Plan termination determined with reference to Table VI in section 1.72-9 of the Income Tax Regulations on the Plan termination date. If the Plan termination date occurs after the death of the Participant, the lump sum payment (if any) due to the Beneficiary shall be computed using the above formula, but "AP" shall be equal to the annual amount of the payments to the Beneficiary; "BP" shall be $0; and "n" shall be equal to the Beneficiary's life expectancy in months (rounded to the nearest whole month) based on his age as of his last birthday prior to the date of the Plan termination determined with reference to Table V in section 1.72-9 of the Income Tax Regulations on the Plan termination date (if payments are due for the Beneficiary's remaining life) or the remaining number of months (rounded to the nearest whole month) for which payments are due (if payments are due only for a fixed period).



                                   ARTICLE VI
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------


          SECTION 6.1 GOVERNING LAW.

          The Plan shall be construed, administered, and enforced according to laws of the State of Illinois applicable to contracts to be performed wholly within the State of Illinois between parties all of whom are citizens and residents of the State of Illinois.

          SECTION 6.2 NO RIGHT TO CONTINUED EMPLOYMENT.

          Neither the establishment of the Plan nor any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Participant the right to a continuation of employment by any Employer. Subject to any employment contract, each Employer reserves the right to dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

          SECTION 6.3 CONSTRUCTION OF LANGUAGE.

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter. Any reference to any Article or section shall be to an Article or section of this Plan, unless otherwise indicated.


          SECTION 6.4 NON-ALIENATION OF BENEFITS.

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Beneficiary or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant Beneficiary or other person entitled to benefits under the Plan shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Committee, for or to the benefit of such Participant, Beneficiary or other person or his spouse, children or other dependents in such manner and in such proportions as the Committee may deem proper.

          SECTION 6.5 OPERATION AS UNFUNDED PLAN FOR HIGHLY COMPENSATED
                      EMPLOYEES.

          The Plan is intended to be (a) to the maximum extent permitted under applicable laws, an unfunded, non-qualified excess benefit plan as contemplated by section 3(36) of ERISA for the purpose of providing benefits in excess of the limitations imposed under section 415 of the Code, and (b) to the extent not so permitted, an unfunded, non-qualified plan maintained primarily for the purpose of providing deferred compensation for highly compensated employees, as contemplated by sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan is not intended to comply with the requirements of section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent.

          SECTION 6.6 REQUIRED REGULATORY PROVISIONS.

          Benefits under Plan shall be subject to section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k) and the regulations promulgated by the Office of Thrift Supervision thereunder.

                                   APPENDIX A
                                   ----------


                            SUPPLEMENTAL PENSION PLAN
                            -------------------------
                                       OF
                                       --
                            BIG FOOT FINANCIAL CORP.
                            ------------------------

                 Designated Participants and Target Percentages
                 ----------------------------------------------



    NAME               TARGET PERCENTAGE         BOARD RESOLUTION ADOPTED ON

Timothy McCue                  52%                     3/19/2001